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                                 EXHIBIT (11)(a)

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                         CONSENT OF INDEPENDENT AUDITORS


         We consent to the reference to our firm under the caption "Auditors" in the Statement of Additional Information included in Post-Effective Amendment No. 15 to the Registration Statement (Form N-1A No. 33-34154) of The Riverfront Funds, Inc.




                                                              ERNST & YOUNG LLP


Cincinnati, Ohio
January 29, 1996